Exhibit 99.1

Falcon’s Beyond Reports Second Quarter 2026

Financial Results

Company Reports Consolidated Revenue of $5.6 Million for Q2

Company's Unconsolidated Subsidiary, Falcon's Creative Group, generated Q2 revenue of $12.5 Million

Company's Unconsolidated Joint Venture, Producciones de Parques, generated Q2 revenue of $6.5 Million

Orlando, FL (August 13, 2026) — Falcon’s Beyond Global, Inc. (Nasdaq: FBYD) (“Falcon’s Beyond”, “Falcon’s” or the “Company”), a visionary entertainment and technology enterprise through its three complementary business divisions Falcon’s Creative Group (“FCG”), Falcon’s Beyond Brands (“FBB”), and Falcon’s Beyond Destinations (“FBD”) reported financial results for the second quarter 2026.

Second Quarter 2026 Highlights

Revenue

Falcon's generated consolidated revenue of $5.6 million for the three months ended June 30, 2026, more than doubled compared to the prior period. Revenue for the quarter consisted of attraction services and product sales, management fees earned from Producciones de Parques, S.L. (“PDP”), the Company's 50:50 joint venture with Meliá Hotels International, and corporate and shared services fees earned from Falcon's Creative Group. Falcon's Attractions, established in mid-2025 with the acquisition of the assets of Oceaneering Entertainment Systems (“OES”), ended the quarter with a contracted pipeline of $28.4 million.

Equity Method Investments

Falcon's Creative Group

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FCG recorded revenue of $12.5 million for the three month period ended June 30, 2026, representing a $0.2 million increase over the same period of the prior year. FCG recorded operating income of $0.7 million and net income was $0.4 million. After the Qiddiya Investment Company's (“QIC”) preferred return and amortization of basis difference, Falcon’s share of net loss from FCG was $1.2 million. FCG had a contracted pipeline of $17.1 million as it closed out Q2 2026.

Producciones de Parques (“PDP”)

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PDP recognized $6.5 million in revenues for the three month period ended June 30, 2026, consistent with the same period of the prior year. Operating income and net income were $0.4 million. Falcon's share of net gain from PDP was $0.2 million.

Net Loss

Falcon's recorded a consolidated net loss of $0.3 million for the three month period ended June 30, 2026.

Adjusted EBITDA

Falcon's Beyond generated Adjusted EBITDA(1) loss of $5.2 million in the three month period ended June 30, 2026. Adjusted EBITDA for the quarter excludes the $4.0 million reversal of accrued transaction expenses that are no longer probable to be payable and the gain recognized on the partial liquidation of the Karnival joint venture.

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(1) Adjusted EBITDA is a non-GAAP financial measure. See “Use and Definition of Non-GAAP Financial Measure” below for more information and a reconciliation to the most directly comparable GAAP measure.

Other Business Highlights

“We are excited by the continued momentum in our Falcon's Attractions business which added its first major design and build contract to its pipeline in the second quarter. This is incremental to the robust spares and service business we have been building since the OES acquisition in mid-2025. We are very encouraged by the trajectory and confident in our ability to build on this success.” said Cecil D. Magpuri, Chief Executive Officer of Falcon’s Beyond.

About Falcon’s Beyond

Falcon’s Beyond is a visionary entertainment and technology enterprise at the forefront of the global experience economy. We design, develop, engineer, deliver, and commercialize immersive physical and digital experiences for leading brands, developers, and destination operators worldwide, as well as for our own portfolio of entertainment and technology concepts. Our business is built on an integrated experience platform that brings together creative development, proprietary technologies, advanced engineering, intellectual property, and operational execution to enable the repeatable creation, deployment, and scaling of entertainment experiences across multiple formats and locations globally. We operate through three complementary business divisions:

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Falcon's Creative Group, provides creative and advisory services including destination strategy, master planning, experiential and attraction design, digital media, interactive software, intellectual property development, and creative guardianship for entertainment and hospitality destinations.
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Falcon’s Beyond Brands, consisting of Falcon's Attractions and Falcon's Beyond Brands, encompasses a broad portfolio of intellectual property, proprietary technologies, and operating businesses that design, engineer, commercialize, and deploy entertainment systems, products, content, and experiences across physical and digital environments.

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Falcon’s Beyond Destinations, consisting of Producciones de Parques, S.L., a joint venture between Falcon’s and Meliá Hotels International, S.A., and Destinations Operations, develops, owns, operates, and expands entertainment venues, hospitality experiences, and branded destination concepts across a variety of location‑based formats, utilizing proprietary and third‑party intellectual property.

FALCON’S BEYOND and its related trademarks are owned by Falcon’s Beyond.

Falcon’s is headquartered in Orlando, FL. Learn more at falconsbeyond.com.

Falcon’s Beyond may use its website as a distribution channel of material Company information. Financial and other important information regarding the Company is routinely accessed through and posted on our website at https://investors.falconsbeyond.com.

In addition, you may automatically receive email alerts and other information about Falcon’s when you enroll your email address by visiting the Email Alerts section at https://investors.falconsbeyond.com.

Cautionary Note Regarding Forward-Looking Statements

This press release contains statements that are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. When used in this press release, words such as “will,” “would”, “aim,” “delivers,” “exceptional,” “expand” and similar expressions identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ from those expressed in or implied by the forward-looking statements, including (1) our ability to sustain our growth, effectively manage our anticipated future growth, and implement our business strategies to achieve the results we anticipate, (2) our current liquidity resources raise substantial doubt about our ability to continue as a going concern, (3) impairments of our intangible assets and equity method investment in our joint ventures, (4) our ability to raise additional capital, (5) the closure of Katmandu Park DR, sale of our interests in the Sol Tenerife Hotel, winding up of our Karnival joint venture, and the repositioning and rebranding of our FBD business, (6) the success of our growth plans in FCG and FBB, (7) risks associated with acquisitions, dispositions, business combinations, and joint ventures, (8) any failure to realize the anticipated benefits of acquired or proposed to be acquired businesses, including OES, (9) our customer concentration in FCG, (10) the timing of recognition of revenue from our contracted pipeline is difficult to predict with certainty and in some cases may extend over a number of fiscal years, (11) the risk that contractual restrictions relating to the Strategic Investment may affect our ability to access the public markets and expand our business, (12) the risks of doing business internationally, including in the Kingdom of Saudi Arabia, (13) our indebtedness, (14) our dependence on strategic relationships with local partners in order to offer and market our products and services in certain jurisdictions, (15) our reliance on our senior management and key employees, and our ability to hire, train, retain, and motivate qualified personnel, (16) cybersecurity-related risks, (17) our ability to protect our intellectual property, (18) our ability to remediate identified material weaknesses in our internal controls over financial reporting, (19) the concentration of share ownership and the significant influence of the Demerau Family and Cecil D. Magpuri, (20) the outcome of pending, threatened and future legal proceedings, (21) our continued compliance with Nasdaq continued listing standards, (22) risks related to our Up-C entity structure and the fact that we may be required to make substantial payments to certain unitholders under our Tax Receivable Agreement, and (23) the risks disclosed under the caption “Risk Factors” in the Company’s most recent Annual Report on Form 10-K, and the Company’s other filings with the Securities and Exchange Commission. The forward-looking statements herein speak only as of the date of this press release, and the Company undertakes no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law.

Use and Definition of Non-GAAP Financial Measure

We prepare our consolidated financial statements in accordance with U.S. GAAP. In addition to financial measures prepared in accordance with U.S. GAAP, we present Adjusted EBITDA, a non-GAAP financial measure. We define Adjusted EBITDA as net income (loss) before interest expense, interest income, income taxes, depreciation and amortization, transaction-related credits, changes in the fair value of warrant liabilities, impairment charges, and certain gains or losses associated with equity method investments that are not considered indicative of our core operating performance.

Management believes Adjusted EBITDA provides useful supplemental information regarding the operating performance of our business by excluding the effects of financing decisions, capital structure, depreciation and amortization, and other items that may not be representative of ongoing operations. Adjusted EBITDA should not be considered in isolation or as a substitute for net income (loss), operating income (loss), cash flows from operating activities, or other measures prepared in accordance with U.S. GAAP. A reconciliation of net income (loss), the most directly comparable U.S. GAAP measure, to Adjusted EBITDA is included below.

Media Relations: Toni Caracciolo, Falcon’s Beyond: tcaracciolo@falconsbeyond.com

Investor Relations: ir@falconsbeyond.com

FALCON'S BEYOND GLOBAL, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands of U.S. dollars, except share and per share data)

	As of
	(UNAUDITED) June 30, 2026	December 31, 2025
Assets
Cash and cash equivalents	$3,092	$1,868
Accounts receivable	5,585	3,714
Contract assets	1,111	3,264
Other current assets	6,313	1,525
Total current assets	16,101	10,371
Investments and advances to equity method investments	42,654	50,717
Operating lease right-of-use assets	2,854	3,188
Property and equipment, net	885	1,022
Intangible assets, net	949	1,063
Other non-current assets	204	341
Total assets	$63,647	$66,702
Liabilities and stockholders’ equity
Accounts payable	$3,073	$8,453
Accrued expenses and other current liabilities	6,222	16,429
Contract liabilities	5,832	19
Operating lease liability, current	503	460
Short-term debt	636	1,386
Long-term debt, current	8,274	1,769
Total current liabilities	24,540	28,516
Operating lease liability, net of current portion	1,638	1,900
Long-term debt, net of current portion	7,563	12,465
Total liabilities	33,741	42,881
Stockholders’ equity
Equity attributable to common stockholders	15,059	11,926
Noncontrolling interest	14,847	11,895
Total equity	29,906	23,821
Total liabilities and equity	$63,647	$66,702

FALCON’S BEYOND GLOBAL, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

(in thousands of U.S. dollars, except share and per share data)

	Three months ended		Six months ended
	June 30, 2026	June 30, 2025	June 30, 2026	June 30, 2025
Revenue:
Services	$4,002	$2,392	$7,676	$4,100
Product sales	1,616	157	3,318	157
Total revenue	5,618	2,549	10,994	4,257
Operating expenses:
Project design and build expense	1,069	348	2,014	454
Cost of product sales	1,029	83	2,158	83
Selling, general and administrative expense	7,652	6,644	15,388	12,940
Transaction credit	(4,000)	(3,299)	(15,057)	(1,778)
Research and development expense	—	83	—	201
Depreciation and amortization expense	130	40	264	44
Total operating expenses	5,880	3,899	4,767	11,944
Income (loss) from operations	(262)	(1,350)	6,227	(7,687)
Share of gain (loss) from equity method investments	153	25,846	(63)	21,783
Interest expense	(218)	(841)	(392)	(2,174)
Interest income	7	2	13	5
Change in fair value of warrant liabilities	—	—	—	2,886
Foreign exchange transaction gain (loss)	2	1,455	18	2,207
Net income (loss) before taxes	$(318)	$25,112	$5,803	$17,020
Income tax (expense) benefit	—	—	—	—
Net income (loss)	$(318)	$25,112	$5,803	$17,020
Net income (loss) attributable to noncontrolling interest	(158)	13,886	2,891	9,409
Net income (loss) attributable to common stockholders	(160)	11,226	2,912	7,611
Net income (loss) per share
Net income (loss) per share, basic	(0.01)	0.30	0.04	0.21
Net income (loss) per share, diluted	(0.01)	0.30	0.04	0.17
Weighted average shares outstanding, basic	49,327,318	37,523,324	49,269,329	37,423,300
Weighted average shares outstanding, diluted	49,327,318	37,525,894	49,527,876	37,521,109

FALCON’S BEYOND GLOBAL, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)

(in thousands of U.S. dollars)

	Six months ended
	June 30, 2026	June 30, 2025
Cash flows from operating activities
Net income (loss)	$5,803	$17,020
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation and amortization	264	44
Foreign exchange transaction gain (loss)	(31)	(2,207)
Share of gain (loss) from equity method investments	63	(21,783)
Change in fair value of warrants	—	(2,886)
Share based compensation expense	1,258	848
Distribution from equity method investment PDP	1,720	—
Changes in assets and liabilities:
Accounts receivable	(1,875)	392
Contract assets	2,153	(147)
Deferred transaction costs	—	588
Other current assets	(240)	92
Other non-current assets	137	(4)
Accounts payable	(5,378)	506
Accrued expenses and other current liabilities	(10,149)	545
Contract liabilities	5,813	—
Operating lease assets and liabilities	115	33
Net cash provided by (used in) operating activities	(347)	(6,959)
Cash flows from investing activities
Purchase of property and equipment	(14)	(92)
Proceeds from sale of equipment	—	2
Short-term advances to affiliate	(4,349)	—
Issuance of short-term loan	(200)	—
Distribution from equity method investment PDP	—	26,955
Distribution from equity method investment Karnival	5,450	—
OES Acquisition	—	(1,632)
Net cash provided by (used in) investing activities	887	25,233
Cash flows from financing activities
Short-term advances	—	8,033
Repayment of debt	(1,675)	(986)
Proceeds from related party credit facilities	4,370	1,769
Repayment of related party credit facilities	(1,831)	(1,866)
Proceeds from RSUs issued to affiliates	564	403
Settlement of RSUs	(735)	(422)
Net cash provided by (used in) financing activities	693	6,931
Net increase (decrease) in cash and cash equivalents	1,233	25,205
Foreign exchange impact on cash	(9)	34
Cash and cash equivalents at beginning of year	1,868	825
Cash and cash equivalents at end of period	$3,092	$26,064

Reconciliation of Non-GAAP Financial Measure (Unaudited)

The following table sets forth reconciliations of net loss under U.S. GAAP to Adjusted EBITDA for the following periods:

	Three months ended		Six months ended
	June 30, 2026	June 30, 2025	June 30, 2026	June 30, 2025
Net income (loss)	$(318)	$25,112	$5,803	$17,020
Interest expense	218	841	392	2,174
Interest income	(7)	(2)	(13)	(5)
Income tax expense (benefit)	—	—	—	—
Depreciation and amortization expense	130	40	264	44
EBITDA	23	25,991	6,446	19,233
Transaction credit	(4,000)	(3,299)	(15,057)	(1,778)
Share of equity method investee's gain on sale of land	—	—	(1,623)	—
Share of equity method investee's gain on Tenerife Sale	—	(29,755)	—	(29,755)
Impairment of PDP	—	5,332	—	5,332
Gain on excess distributions over investment of Karnival	(1,201)	—	(1,201)	—
Change in fair value of warrant liabilities	—	—	—	(2,886)
Adjusted EBITDA	$(5,178)	$(1,731)	$(11,435)	$(9,854)